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                                                                    EXHIBIT 99.2

                             OPTION EXCHANGE OFFER
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                          QUESTION & ANSWER  SUMMARY
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     The following summary, in question and answer format, will set forth the principal features of our new option exchange program which is also described in the accompanying Offer Letter. We urge you to carefully read the enclosed materials and to consult your personal financial and tax advisors regarding the consequences of your participation in this program.

     The option exchange program is available only to management-level employees of the company and is in lieu of the retention option program which we will contemporaneously implement employees of the company below the level of vice president. No employee may participate in both programs.

     Q.1. WHAT SECURITIES ARE WE OFFERING TO EXCHANGE?

          We are offering to exchange all of the stock options you currently hold under our 1999 Stock Incentive Plan with an exercise price of $8.00 or more per share. In return for those options, you will receive a certain number of unvested shares of our common stock, which we refer to as "restricted stock."
If you elect to exchange any or all of your eligible stock option grants, then you must also exchange all option grants we made to you after October 10, 2000, whether or not they have an exercise price in excess of $8.00 per share. These post-October 10, 2000 option grants will be referred to as the "required options."

     Q.2. HOW LONG WILL THE EXCHANGE OFFER LAST?

     The exchange offer will begin on April 11, 2001 and will end on the close of business on April 23, 2001. You must make your election as to the options you want to exchange for restricted stock by filing your completed election form with Peter Ekman in our Human Resources Department before the offer expires.
The requisite election form is attached to the Offer Letter.

          Q.3. HOW MANY SHARES OF RESTRICTED STOCK WILL I RECEIVE IN EXCHANGE FOR THE OPTIONS I TENDER?

     The number of shares of restricted stock exchangeable for each eligible option grant and required option you hold will depend on the number of option shares currently subject to that grant and the exercise price per option share. The exchange ratio is determined as follows:

               (i) If the exercise price per option share is less than $10.00, then you will receive one (1) share of restricted stock for every one and a half (1.5) option share.
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               (ii)  If the exercise price per option share is between $10.00 and $26.00, then you will receive one (1) share of restricted stock for every three (3) option shares.

               (iii) If the exercise price per option share is between $27.00 to $50.00, then you will receive one (1) share of restricted stock for every six (6) option shares.

               (iv) If the exercise price per option share grant is greater than $50.00, then you will receive one (1) share of restricted stock for every ten (10) option shares.

          For example, if you return an option grant (whether eligible or required) to purchase 60,000 shares of common stock with an exercise price of $49.4375 per share, you will receive 10,000 shares of restricted stock (1/6 times 60,000 shares equals 10,000 shares) in exchange.

          The exact number of shares which would be issuable to you as a restricted stock grant for each of your eligible and required outstanding stock options is set forth in attached Schedule I to the Offer Letter.

     Each option which you elect to exchange for restricted stock will be cancelled on April 23, 2001, and you will cease to have any further right or entitlement to purchase shares of our common stock under that cancelled option.

          Q.4.   WHAT IS RESTRICTED STOCK?

          Unlike options, where the option holder has only a right to purchase shares of common stock at a certain price, when you receive your restricted stock upon your cash payment to us of the $.001 par value per share, you will become a holder of actual shares of Digital Island common stock and will be entitled to full shareholder rights with respect to those shares. However, these shares are considered "restricted" because they will be subject to forfeiture and restrictions on transfer until they vest. The forfeiture and transfer restrictions will be set forth in a Stock Issuance Agreement which you execute at the time the shares are issued, and we will hold your restricted shares in escrow until they vest.

          As your shares vest, you must pay us the applicable withholding taxes to which you become subject at that time (see Question 19), and we will then deliver the stock certificates for your vested shares to hold, transfer or sell as you desire.

          Q.5.   WHY ARE WE MAKING THE OFFER?

          We are making this exchange offer for compensatory purposes and to further advance our corporate philosophy. We as a company are philosophically committed to providing our employees with opportunities to acquire shares of our common stock because we believe that such opportunities help us attract and retain the very best people. In light of the recent stock market volatility, especially for technology stocks, many of our outstanding options have exercise prices that are significantly higher than the current market price of our common stock.
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Accordingly, we felt it appropriate to offer this exchange program to reinforce and advance our commitment to this philosophy.

          Q.6. IF I ELECT TO EXCHANGE ELIGIBLE OPTIONS, DO I HAVE TO EXCHANGE ALL OF MY OPTIONS OR CAN I JUST EXCHANGE SOME OF THEM?

          You are not required to exchange any of your eligible options.
However, if you accept this offer with respect to any eligible option, you must also exchange all your required options i.e., options granted to you since October 10, 2000 (whether or not they have an exercise price of more than $8.00 per share). Your eligible grants are listed on Schedule I to the Offer Letter.
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Any election you make must be made on an individual option grant by option grant basis, and you cannot elect to return only part of a particular grant.

          Q.7. WHY MUST THE REQUIRED OPTION SHARES BE RETURNED AND CANCELLED IF I CHOOSE TO EXCHANGE MY ELIGIBLE OPTIONS?

          The retention of any post-October 10, 2000 option grants by a participant would have an adverse impact upon the company's financial statements by reason of the recent changes in the accounting treatment applicable to repriced options. Such accounting treatment would require us to recognize compensation expense for financial reporting purposes equal to the appreciation in the value of the underlying option shares between the date of the option grant and the date that option is exercised or terminates. To avoid this adverse accounting treatment, the company has conditioned each individual's participation in the exchange offer upon his or her concurrent return of all required options in exchange for restricted stock.

          Q8.   ARE THERE CONDITIONS TO THE OFFER TO EXCHANGE?

          If you elect not to participate in the exchange program, then all of your existing option grants will remain in full force and effect with their current vesting schedules, and they will remain exercisable in accordance with their current terms, as you continue in our employ.

          Should you elect to participate in the exchange, you will be required to make a cash payment (rounded up to the nearest whole cent), at the time you file your election form, in the dollar amount equal to the number of restricted shares you are to receive for each of your exchanged options (whether eligible or required) multiplied by the $0.001 per share par value of those shares.

          NOTE:   In addition to the cash payment of the par value of the
shares, you will also be responsible to pay us the withholding taxes to which you become subject upon the vesting of your restricted stock, and you may have to sell a portion of your vested shares at that time in order to satisfy your tax liability. (See Question 19)
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          Q.9.   ARE THERE ANY ELIGIBILITY REQUIREMENTS I MUST SATISFY IN ORDER
TO RECEIVE THE RESTRICTED STOCK?

          You must continue in the company's employ through the date the option exchange offer expires (April 23, 2001) in order to participate in the actual exchange of your options for restricted stock. If you are not in our employ on that date, your options will not be exchanged for restricted stock, and you will only have a limited period following your termination of employment in which to exercise your outstanding any options (including any options you tendered for exchange) to the extent those options are vested on your termination date.

          Q.10.   WHEN WILL I RECEIVE MY RESTRICTED STOCK?

     The restricted stock will be issued to you on April 24, 2001, the first business day after the exchange offer terminates, provided you have paid us the par value of your restricted stock in cash at the time you filed your election form. When the restricted stock is issued, you will be required to execute a Stock Issuance Agreement in which the forfeiture provisions and transfer restrictions applicable to your restricted stock will be set forth. We will hold the stock certificates for your restricted stock in escrow until you vest in the shares.

          As your shares vest, you must pay us the applicable withholding taxes to which you become subject at that time (see Question 19), and we will then deliver the stock certificates for your vested shares for you to hold, transfer or sell as you desire.

          Q.11.   WHAT IS THE VESTING SCHEDULE FOR THE RESTRICTED STOCK?

          Regardless of the vesting schedule applicable to your existing options, the shares of restricted stock you receive in exchange for those options will vest over a three-year period. One-third of the shares subject to your restricted grant will vest on April 30, 2002, provided you continue in the company's employ through that date, and the balance of the shares will vest in a series of four (4) successive equal semi-annual installments over your period of continued employment with us. Those semi-annual installments will vest on the last business day of April and October each year, with the first such semi-annual installment to vest on October 31, 2002 and the last such installment to vest on April 30, 2004.

          For example, assume that you receive 30,000 shares of restricted stock in exchange for your cancelled options. Should you continue in our employ through April 30, 2002, then 10,000 shares will vest and become non-forfeitable on that date. At six-month intervals over the next 2 years of your continued employment with us, an additional 5,000 shares will vest and become non-forfeitable until the final 5,000-share installment vests and becomes non-forfeitable on April 30, 2004.

          Even if the options you exchange are partially or fully vested, the shares of restricted stock you receive in exchange will not be vested and will be subject to a new three-year vesting period.
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          Q.12. WHAT IF I AM AN EMPLOYEE OF DIGITAL ISLAND WHEN THE OFFER
EXPIRES, BUT I WILL NOT BE AN EMPLOYEE ONE YEAR FROM THE EXCHANGE DATE WHEN THE SHARES OF RESTRICTED STOCK BEGIN TO VEST?

          If you do not continue in our employ through the initial vesting date for the first increment of your restricted stock grant, then you will forfeit the entire grant and will not receive any consideration or other payment from the company with respect to those forfeited shares.

          If you do not accept the offer, then when your employment with us ends, you generally will have a three-month period following your termination in which to exercise your options for any shares in which you are vested under those options on the day your employment ends. However, if you accept the offer for one or more of your options, then those options will be cancelled at the expiration the offer, and you will no longer have any right or entitlement to purchase shares of our common stock under those cancelled options. In addition, the shares of restricted stock you receive in exchange for those cancelled options will not vest at all if your employment terminates before April 30, 2002.

          Q.13. UNDER WHAT CIRCUMSTANCES WILL I FORFEIT THE RESTRICTED STOCK I RECEIVE IN THIS EXCHANGE?

          Upon your termination of employment for any reason, including your voluntary resignation or an involuntary termination of your employment, you will immediately forfeit any unvested shares you hold at that time, and you will not receive any consideration or other payment from us with respect to those forfeited shares.

          Q.14. ARE THE RESTRICTED SHARES SUBJECT TO ANY ACCELERATED VESTING PROVISIONS?

          In the event we are acquired during the vesting period in effect for your restricted stock, then any new securities or other property (including any cash payments) issued in exchange for your restricted stock in connection with that acquisition will also be held in escrow and will be subject to the same vesting schedule in effect for your restricted stock grant. Accordingly, such securities or other property will be distributed in one or more installments as you vest, pursuant to the same three-year vesting schedule in effect for your restricted stock, over your period of continued employment with us or the successor entity.

                    However, you may vest on an accelerated basis in all or part of such securities or other property should your employment subsequently terminate within a specified period following the acquisition. If you currently have an employment agreement with the company, the specific vesting acceleration provisions, if any, in effect under that agreement for the options you surrender for cancellation will carry over to the restricted stock issued in exchange and to any other securities or property you receive in the acquisition. Accordingly, you should review
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          the change in control provisions in effect under your existing employment agreement with the company.


          Q.15.   WHAT ARE THE OTHER RESTRICTIONS ON THE RESTRICTED STOCK?

          The restrictions on the restricted stock you will receive in this exchange will be set forth in the Stock Issuance Agreement you must execute as a condition to the issuance of your restricted stock. Your restricted stock generally may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until that stock vests.

          Q.16. WILL I RECEIVE A STOCK CERTIFICATE REPRESENTING THE RESTRICTED STOCK?

          Pursuant to the terms of the Stock Issuance Agreement you must execute as a condition to the issuance of your restricted stock, the stock certificate for that stock will be held by us in escrow until it vests.

          As your shares vest, you must pay us the applicable withholding taxes to which you become subject at that time (see Question 19), and we will then deliver the stock certificates for your vested shares for you to hold, transfer or sell as you desire.

          Q.17. AM I ENTITLED TO EXERCISE ANY RIGHTS OF OWNERSHIP OF RESTRICTED STOCK WHILE THE STOCK IS SUBJECT TO RESTRICTION?

          Once the restricted stock is issued, you will be treated as a stockholder. You will have dividend, voting and other stockholder rights (subject to the transfer and forfeiture restrictions discussed above) with respect to all shares of restricted stock that you receive in exchange for your cancelled options. We will deliver to you, by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed to our stockholders.

          Q.18. WHAT IS THE SOURCE OF THE COMMON STOCK THAT WILL BE USED TO EXCHANGE FOR MY OPTIONS?

          The restricted stock to be offered to the option holders who participate in the option exchange will be issued under our 1999 Stock Incentive Plan and will be drawn from the pool of common stock currently authorized for issuance under that option plan. All options returned to us in this exchange offer will be cancelled, and the shares subject to those cancelled options will be used to fund the shares of common stock which are to be issued pursuant to the restricted stock grants as well as the shares of common stock which will be subject to the retention option grants to be made to employees below the vice-president level.

          Q.19.   WILL I HAVE TO PAY TAXES IF I EXCHANGE MY OPTIONS IN THE
OFFER?

          You will not have any immediate tax consequences upon the receipt of the restricted stock grant issued in exchange for your cancelled options, unless you make an election under Section 83(b) of the Internal Revenue Code to be taxed on your restricted shares at the time of issuance. Such an election must be made within thirty (30) days after the date you sign the Stock Issuance Agreement for your restricted stock. If you make such an election, then you will recognize immediate taxable income equal to the fair market value of the restricted shares at the time you sign the Stock Issuance Agreement, less the par value you paid for those shares, and you must deliver to us a check for the federal and state income and employment withholding taxes to which you become subject as a result of that income. Should you subsequently forfeit the restricted stock because your employment terminates before the vesting date, then you will not be able to recover the taxes you paid with respect to your restricted stock or to claim any deduction for those taxes.

          If you do not make such an election under Section 83(b),  then you
will recognize taxable income as your restricted shares vest.   The amount of
your taxable income on each such vesting date will be equal to the closing selling price of the number of shares which vest on that date (less the par value you paid for those shares), and the company will not actually issue the stock certificates for your vested shares until you pay us the applicable federal and state withholding taxes or arrange for the payment of such taxes through a same-day sale of a portion of your vested shares.

          For example, let us assume that you exchange your option for a restricted share grant covering 30,000 shares. On April 30, 2002, you vest in one third of the shares subject to that grant -- 10,000 shares. If the closing selling per share of our common stock is $10.00 per share on that date, then you will recognize immediate taxable income of $100,000.00, and you will have to pay us the applicable federal and state income and employment withholding taxes on that income--approximately $35,500.00. The vested shares will be registered under the S-8 registration statement for our 1999 Stock Incentive Plan and can be sold immediately if you have a Rule 10b-5(1) selling plan in place or other irrevocable sell order in effect with a company-designated brokerage firm. The same type of tax result will occur on each subsequent vesting date for your restricted share grant.

          Q.20  WILL THE SHARES BE FREELY TRADABLE WHEN THEY VEST?

          The shares subject to your restricted share grant will be registered under the federal securities laws and will be freely tradable upon vesting, subject to any market black-out period imposed by the company and your compliance (to the extent applicable to you) with the Section 16 short swing profit restrictions (the acquisition of the shares will be an exempt purchase) and the Rule 144 sale requirements (other than the one-year holding period requirement).

          You may also want to consider the implementation of a selling plan under SEC Rule 10b-5(1) or the delivery of irrevocable sell orders to a company-designated brokerage firm so that a specified number of your shares can be sold on each vesting date in order to provide the Requisite funds to satisfy your withholding tax obligations.

          Q.21. WHEN DOES THE OFFER TO EXCHANGE EXPIRE? CAN THE OFFER BE EXTENDED, AND IF SO, HOW WILL I KNOW IF IT IS EXTENDED?

          The offer will expire on April 23, 2001, at 12:00 midnight, Pacific Coast Time unless we extend it. No exceptions will be made to this deadline. Although we do not currently intend to do so, we may, in our discretion, extend the exchange offer at any time. If we do so, we will notify you of the extension no later than 9 a.m., Pacific Coast Time, on April 23, 2001.

          Q.22.   WHAT DO I NEED TO DO?

          Whether you accept the offer or not, you need to inform us of your decision and by signing the election form attached to the Offer Letter and delivering it to the us before 12:00 midnight, Pacific Coast Time, on April 23, 2001, unless the exchange offer is extended. To ensure timely delivery we recommend that you make every effort to hand deliver your completed election form. If hand delivery is not feasible, we recommend that you send it by fax or, if necessary, by mail, and then follow up with a telephone call or email to confirm receipt by the deadline. If you have questions about delivery, you should contact Howard Lasky at (415) 738-4258. You should review the Offer Letter and the attached election form and all of the other attachments to the Offer Letter before making your election.

          We will only accept a paper copy of your election form. Delivery by email will not be accepted. If we extend the exchange offer beyond April 23, 2001, then you must sign and deliver the election form before the extended expiration date of the offer. We may reject any eligible or required options to the extent that we determine the election form is not properly completed or to the extent that we determine it would be unlawful to accept the options. Your failure to sign and deliver the election form to us before the offer expires will have the same effect as if you rejected the offer.

          Q.23.   DURING WHAT PERIOD OF TIME MAY I CHANGE MY PREVIOUS ELECTION?

          You may change your previous election at any time before 12:00 midnight, Pacific Coast Time, on April 23, 2001. If we extend the exchange offer beyond that time, you may change your previous election at any time until the extended expiration date of the offer. To change your election, you must deliver a change of election form to us. You may change your election more than once.

          Q.24. DO I HAVE TO RETURN AN ELECTION FORM IF I DO NOT WANT TO EXCHANGE MY OPTIONS?

          Whether you accept the offer or not, you need to complete and deliver the election form to us by the deadline specified above. However, your failure to return the election form to us before the expiration date of the offer will have the same effect as if you rejected the offer.

          Q.25.   WHAT HAPPENS TO MY OPTIONS IF I DO NOT ACCEPT THE OFFER?
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          Nothing. If you do not accept the offer, all of your current options will continue to remain outstanding in accordance with their existing terms, including their current vesting schedules, and you will not receive any restricted stock.

          Q.26. WHAT ARE THE ACCOUNTING CONSEQUENCES TO DIGITAL ISLAND OF MAKING THIS OFFER?

          Neither the shares of restricted stock issued in exchange nor the eligible options and required options that are not returned to us under this offer will be treated for financial reporting purposes as variable awards. However, we will record a non-cash compensation expense over the vesting period for the restricted stock based on the value of the restricted stock on the date of issuance.

          Q.27. WHO CAN I TALK TO IF I HAVE QUESTIONS ABOUT THE OFFER?

          For additional information or assistance, you should contact: -- Peter Ekman at (415) 738-4188 or at pekman@digisle.net. You should consult your personal advisors if you have questions about your financial or tax situation.